EXHIBIT 13

                    STEIN ROE ADVISOR TRUST
             Stein Roe Advisor Growth & Income Fund
          Subscription Agreement and Investment Letter

     1. Share Subscription. The undersigned agrees to purchase from Stein Roe Advisor Trust (the "Trust"), a Massachusetts business trust, the number of shares of beneficial interest in the Trust of the series designated Stein Roe Advisor Growth & Income Fund (the "Shares") set forth below, on the terms and conditions set forth herein, and hereby tenders the amount of the price required to purchase these Shares at a price of $10.00 per Share.

     The undersigned understands that the Trust has filed a post-effective amendment to its registration statement with the Securities and Exchange Commission (No. 333-17255) on Form N-1A to register the Shares, which contains the Preliminary Prospectus describing the Trust and the Shares. By its execution hereof, the undersigned hereby acknowledges receipt of a copy of the Preliminary Prospectus.

     The undersigned recognizes that the Trust has not commenced the public offering of the Shares. Accordingly, a number of features of the Trust, with respect to the Shares described in the Preliminary Prospectus including, without limitation, the declaration and payment of dividends and redemption of the Shares upon request of shareholders, are not, in fact, in existence at the present time and will not be instituted until the Trust's post-effective amendment to its registration statement, as amended, under the Securities Act of 1933, is made effective.

     2. Representations and Warranties. The undersigned hereby represents and warrants as follows:

(a) It is aware that no federal or state agency has made any findings or determination as to the fairness for investment in, nor any recommendation nor endorsement of, the Shares;
(b) It has such knowledge and experience of financial and business matters as will enable it to utilize the information made available to it in connection with the offering of the Shares, to evaluate the merits and risks of the prospective investment, and to make an informed investment decision;
(c) It recognizes that the issuance of the Shares has only recently been authorized and, further, that investment in the Shares involves certain risks, and it has taken full cognizance of and understands all of the risks related to the purchase of the Shares, and it acknowledges that it has suitable financial resources and anticipated income to bear the economic risk of such an investment;
(d) It is purchasing the Shares for its own account, for investment, and not with any intention of distribution or resale of the Shares, either in whole or in part;
(e) It will not sell the Shares purchased by it without registration of the Shares under the Securities Act of 1933 or exemption therefrom;
(f) It has been furnished with, and has carefully read, this Agreement and the Preliminary Prospectus and such material documents relating to the Shares as it has requested and as have been provided to it by the Trust;
(g) It has also had the opportunity to ask questions of, and receive answers from, the Trust concerning the Shares and the terms of the offering. The undersigned certifies under penalties of perjury that the number shown on this form is its correct tax identification number and that it is not subject to backup withholding as a result of a failure to report all interest and dividend income to the Internal Revenue Service.

     3. Shareholder Liability. The undersigned recognizes that, under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, it is aware that the Agreement and Declaration of Trust of the Trust disclaims liability of the shareholders, trustees, and officers of the Trust for acts or obligations of the Trust, which acts and obligations are binding only on the assets and property of the Trust (or the applicable series thereof), and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. It is also aware that the Agreement and Declaration of Trust provides for indemnification out of the property of the Trust (or the applicable series thereof), for all losses and expenses of any shareholder held personally liable for the obligations of the Trust (or the applicable series thereof).

     4. Rejection of Subscription. The undersigned recognizes that the Trust reserves the unrestricted right to reject or limit any subscription and to close the offer at any time.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on February 3, 1997.

Number of Shares:    10,000 Shares.
Subscription price:  $10.00 per Share.

                         LIBERTY FINANCIAL COMPANIES, INC.

                         By:        LINDSAY COOK
                            Lindsay Cook, Senior Vice President

04-3260640
(Tax Identification Number)

                    STEIN ROE ADVISOR TRUST
             Stein Roe Advisor International Fund
          Subscription Agreement and Investment Letter

     1. Share Subscription. The undersigned agrees to purchase from Stein Roe Advisor Trust (the "Trust"), a Massachusetts business trust, the number of shares of beneficial interest in the Trust of the series designated Stein Roe Advisor International Fund (the "Shares") set forth below, on the terms and conditions set forth herein, and hereby tenders the amount of the price required to purchase these Shares at a price of $10.00 per Share.

     The undersigned understands that the Trust has filed a post-effective amendment to its registration statement with the Securities and Exchange Commission (No. 333-17255) on Form N-1A to register the Shares, which contains the Preliminary Prospectus describing the Trust and the Shares. By its execution hereof, the undersigned hereby acknowledges receipt of a copy of the Preliminary Prospectus.

     The undersigned recognizes that the Trust has not commenced the public offering of the Shares. Accordingly, a number of features of the Trust, with respect to the Shares described in the Preliminary Prospectus including, without limitation, the declaration and payment of dividends and redemption of the Shares upon request of shareholders, are not, in fact, in existence at the present time and will not be instituted until the Trust's post-effective amendment to its registration statement, as amended, under the Securities Act of 1933, is made effective.

     2. Representations and Warranties. The undersigned hereby represents and warrants as follows:

(a) It is aware that no federal or state agency has made any findings or determination as to the fairness for investment in, nor any recommendation nor endorsement of, the Shares;
(b) It has such knowledge and experience of financial and business matters as will enable it to utilize the information made available to it in connection with the offering of the Shares, to evaluate the merits and risks of the prospective investment, and to make an informed investment decision;
(c) It recognizes that the issuance of the Shares has only recently been authorized and, further, that investment in the Shares involves certain risks, and it has taken full cognizance of and understands all of the risks related to the purchase of the Shares, and it acknowledges that it has suitable financial resources and anticipated income to bear the economic risk of such an investment;
(d) It is purchasing the Shares for its own account, for investment, and not with any intention of distribution or resale of the Shares, either in whole or in part;
(e) It will not sell the Shares purchased by it without registration of the Shares under the Securities Act of 1933 or exemption therefrom;
(f) It has been furnished with, and has carefully read, this Agreement and the Preliminary Prospectus and such material documents relating to the Shares as it has requested and as have been provided to it by the Trust;
(g) It has also had the opportunity to ask questions of, and receive answers from, the Trust concerning the Shares and the terms of the offering. The undersigned certifies under penalties of perjury that the number shown on this form is its correct tax identification number and that it is not subject to backup withholding as a result of a failure to report all interest and dividend income to the Internal Revenue Service.

     3. Shareholder Liability. The undersigned recognizes that, under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, it is aware that the Agreement and Declaration of Trust of the Trust disclaims liability of the shareholders, trustees, and officers of the Trust for acts or obligations of the Trust, which acts and obligations are binding only on the assets and property of the Trust (or the applicable series thereof), and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. It is also aware that the Agreement and Declaration of Trust provides for indemnification out of the property of the Trust (or the applicable series thereof), for all losses and expenses of any shareholder held personally liable for the obligations of the Trust (or the applicable series thereof).

     4. Rejection of Subscription. The undersigned recognizes that the Trust reserves the unrestricted right to reject or limit any subscription and to close the offer at any time.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on February 3, 1997.

Number of Shares:    10,000 Shares.
Subscription price:  $10.00 per Share.

                         LIBERTY FINANCIAL COMPANIES, INC.

                         By:        LINDSAY COOK
                            Lindsay Cook, Senior Vice President

04-3260640
(Tax Identification Number)

                    STEIN ROE ADVISOR TRUST
             Stein Roe Advisor Young Investor Fund
          Subscription Agreement and Investment Letter

     1. Share Subscription. The undersigned agrees to purchase from Stein Roe Advisor Trust (the "Trust"), a Massachusetts business trust, the number of shares of beneficial interest in the Trust of the series designated Stein Roe Advisor Young Investor Fund (the "Shares") set forth below, on the terms and conditions set forth herein, and hereby tenders the amount of the price required to purchase these Shares at a price of $10.00 per Share.

     The undersigned understands that the Trust has filed a post-effective amendment to its registration statement with the Securities and Exchange Commission (No. 333-17255) on Form N-1A to register the Shares, which contains the Preliminary Prospectus describing the Trust and the Shares. By its execution hereof, the undersigned hereby acknowledges receipt of a copy of the Preliminary Prospectus.

     The undersigned recognizes that the Trust has not commenced the public offering of the Shares. Accordingly, a number of features of the Trust, with respect to the Shares described in the Preliminary Prospectus including, without limitation, the declaration and payment of dividends and redemption of the Shares upon request of shareholders, are not, in fact, in existence at the present time and will not be instituted until the Trust's post-effective amendment to its registration statement, as amended, under the Securities Act of 1933, is made effective.

     2. Representations and Warranties. The undersigned hereby represents and warrants as follows:

(a) It is aware that no federal or state agency has made any findings or determination as to the fairness for investment in, nor any recommendation nor endorsement of, the Shares;
(b) It has such knowledge and experience of financial and business matters as will enable it to utilize the information made available to it in connection with the offering of the Shares, to evaluate the merits and risks of the prospective investment, and to make an informed investment decision;
(c) It recognizes that the issuance of the Shares has only recently been authorized and, further, that investment in the Shares involves certain risks, and it has taken full cognizance of and understands all of the risks related to the purchase of the Shares, and it acknowledges that it has suitable financial resources and anticipated income to bear the economic risk of such an investment;
(d) It is purchasing the Shares for its own account, for investment, and not with any intention of distribution or resale of the Shares, either in whole or in part;
(e) It will not sell the Shares purchased by it without registration of the Shares under the Securities Act of 1933 or exemption therefrom;
(f) It has been furnished with, and has carefully read, this Agreement and the Preliminary Prospectus and such material documents relating to the Shares as it has requested and as have been provided to it by the Trust;
(g) It has also had the opportunity to ask questions of, and receive answers from, the Trust concerning the Shares and the terms of the offering. The undersigned certifies under penalties of perjury that the number shown on this form is its correct tax identification number and that it is not subject to backup withholding as a result of a failure to report all interest and dividend income to the Internal Revenue Service.

     3. Shareholder Liability. The undersigned recognizes that, under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, it is aware that the Agreement and Declaration of Trust of the Trust disclaims liability of the shareholders, trustees, and officers of the Trust for acts or obligations of the Trust, which acts and obligations are binding only on the assets and property of the Trust (or the applicable series thereof), and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. It is also aware that the Agreement and Declaration of Trust provides for indemnification out of the property of the Trust (or the applicable series thereof), for all losses and expenses of any shareholder held personally liable for the obligations of the Trust (or the applicable series thereof).

     4. Rejection of Subscription. The undersigned recognizes that the Trust reserves the unrestricted right to reject or limit any subscription and to close the offer at any time.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on February 3, 1997.

Number of Shares:    10,000 Shares.
Subscription price:  $10.00 per Share.

                         LIBERTY FINANCIAL COMPANIES, INC.

                         By:        LINDSAY COOK
                            Lindsay Cook, Senior Vice President

04-3260640
(Tax Identification Number)

                    STEIN ROE ADVISOR TRUST
             Stein Roe Advisor Special Venture Fund
          Subscription Agreement and Investment Letter

     1. Share Subscription. The undersigned agrees to purchase from Stein Roe Advisor Trust (the "Trust"), a Massachusetts business trust, the number of shares of beneficial interest in the Trust of the series designated Stein Roe Advisor Special Venture Fund (the "Shares") set forth below, on the terms and conditions set forth herein, and hereby tenders the amount of the price required to purchase these Shares at a price of $10.00 per Share.

     The undersigned understands that the Trust has filed a post-effective amendment to its registration statement with the Securities and Exchange Commission (No. 333-17255) on Form N-1A to register the Shares, which contains the Preliminary Prospectus describing the Trust and the Shares. By its execution hereof, the undersigned hereby acknowledges receipt of a copy of the Preliminary Prospectus.

     The undersigned recognizes that the Trust has not commenced the public offering of the Shares. Accordingly, a number of features of the Trust, with respect to the Shares described in the Preliminary Prospectus including, without limitation, the declaration and payment of dividends and redemption of the Shares upon request of shareholders, are not, in fact, in existence at the present time and will not be instituted until the Trust's post-effective amendment to its registration statement, as amended, under the Securities Act of 1933, is made effective.

     2. Representations and Warranties. The undersigned hereby represents and warrants as follows:

(a) It is aware that no federal or state agency has made any findings or determination as to the fairness for investment in, nor any recommendation nor endorsement of, the Shares;
(b) It has such knowledge and experience of financial and business matters as will enable it to utilize the information made available to it in connection with the offering of the Shares, to evaluate the merits and risks of the prospective investment, and to make an informed investment decision;
(c) It recognizes that the issuance of the Shares has only recently been authorized and, further, that investment in the Shares involves certain risks, and it has taken full cognizance of and understands all of the risks related to the purchase of the Shares, and it acknowledges that it has suitable financial resources and anticipated income to bear the economic risk of such an investment;
(d) It is purchasing the Shares for its own account, for investment, and not with any intention of distribution or resale of the Shares, either in whole or in part;
(e) It will not sell the Shares purchased by it without registration of the Shares under the Securities Act of 1933 or exemption therefrom;
(f) It has been furnished with, and has carefully read, this Agreement and the Preliminary Prospectus and such material documents relating to the Shares as it has requested and as have been provided to it by the Trust;
(g) It has also had the opportunity to ask questions of, and receive answers from, the Trust concerning the Shares and the terms of the offering. The undersigned certifies under penalties of perjury that the number shown on this form is its correct tax identification number and that it is not subject to backup withholding as a result of a failure to report all interest and dividend income to the Internal Revenue Service.

     3. Shareholder Liability. The undersigned recognizes that, under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, it is aware that the Agreement and Declaration of Trust of the Trust disclaims liability of the shareholders, trustees, and officers of the Trust for acts or obligations of the Trust, which acts and obligations are binding only on the assets and property of the Trust (or the applicable series thereof), and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. It is also aware that the Agreement and Declaration of Trust provides for indemnification out of the property of the Trust (or the applicable series thereof), for all losses and expenses of any shareholder held personally liable for the obligations of the Trust (or the applicable series thereof).

     4. Rejection of Subscription. The undersigned recognizes that the Trust reserves the unrestricted right to reject or limit any subscription and to close the offer at any time.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on February 3, 1997.

Number of Shares:    10,000 Shares.
Subscription price:  $10.00 per Share.

                         LIBERTY FINANCIAL COMPANIES, INC.

                         By:       LINDSAY COOK
                            Lindsay Cook, Senior Vice President

04-3260640
(Tax Identification Number)

                    STEIN ROE ADVISOR TRUST
               Stein Roe Advisor Balanced Fund
          Subscription Agreement and Investment Letter

     1. Share Subscription. The undersigned agrees to purchase from Stein Roe Advisor Trust (the "Trust"), a Massachusetts business trust, the number of shares of beneficial interest in the Trust of the series designated Stein Roe Advisor Balanced Fund (the "Shares") set forth below, on the terms and conditions set forth herein, and hereby tenders the amount of the price required to purchase these Shares at a price of $10.00 per Share.

     The undersigned understands that the Trust has filed a post-effective amendment to its registration statement with the Securities and Exchange Commission (No. 333-17255) on Form N-1A to register the Shares, which contains the Preliminary Prospectus describing the Trust and the Shares. By its execution hereof, the undersigned hereby acknowledges receipt of a copy of the Preliminary Prospectus.

     The undersigned recognizes that the Trust has not commenced the public offering of the Shares. Accordingly, a number of features of the Trust, with respect to the Shares described in the Preliminary Prospectus including, without limitation, the declaration and payment of dividends and redemption of the Shares upon request of shareholders, are not, in fact, in existence at the present time and will not be instituted until the Trust's post-effective amendment to its registration statement, as amended, under the Securities Act of 1933, is made effective.

     2. Representations and Warranties. The undersigned hereby represents and warrants as follows:

(a) It is aware that no federal or state agency has made any findings or determination as to the fairness for investment in, nor any recommendation nor endorsement of, the Shares;
(b) It has such knowledge and experience of financial and business matters as will enable it to utilize the information made available to it in connection with the offering of the Shares, to evaluate the merits and risks of the prospective investment, and to make an informed investment decision;
(c) It recognizes that the issuance of the Shares has only recently been authorized and, further, that investment in the Shares involves certain risks, and it has taken full cognizance of and understands all of the risks related to the purchase of the Shares, and it acknowledges that it has suitable financial resources and anticipated income to bear the economic risk of such an investment;
(d) It is purchasing the Shares for its own account, for investment, and not with any intention of distribution or resale of the Shares, either in whole or in part;
(e) It will not sell the Shares purchased by it without registration of the Shares under the Securities Act of 1933 or exemption therefrom;
(f) It has been furnished with, and has carefully read, this Agreement and the Preliminary Prospectus and such material documents relating to the Shares as it has requested and as have been provided to it by the Trust;
(g) It has also had the opportunity to ask questions of, and receive answers from, the Trust concerning the Shares and the terms of the offering. The undersigned certifies under penalties of perjury that the number shown on this form is its correct tax identification number and that it is not subject to backup withholding as a result of a failure to report all interest and dividend income to the Internal Revenue Service.

     3. Shareholder Liability. The undersigned recognizes that, under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, it is aware that the Agreement and Declaration of Trust of the Trust disclaims liability of the shareholders, trustees, and officers of the Trust for acts or obligations of the Trust, which acts and obligations are binding only on the assets and property of the Trust (or the applicable series thereof), and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. It is also aware that the Agreement and Declaration of Trust provides for indemnification out of the property of the Trust (or the applicable series thereof), for all losses and expenses of any shareholder held personally liable for the obligations of the Trust (or the applicable series thereof).

     4. Rejection of Subscription. The undersigned recognizes that the Trust reserves the unrestricted right to reject or limit any subscription and to close the offer at any time.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on February 3, 1997.

Number of Shares:    10,000 Shares.
Subscription price:  $10.00 per Share.

                         LIBERTY FINANCIAL COMPANIES, INC.

                         By:       LINDSAY COOK
                            Lindsay Cook, Senior Vice President

04-3260640
(Tax Identification Number)

                    STEIN ROE ADVISOR TRUST
               Stein Roe Advisor Growth Stock Fund
          Subscription Agreement and Investment Letter

     1. Share Subscription. The undersigned agrees to purchase from Stein Roe Advisor Trust (the "Trust"), a Massachusetts business trust, the number of shares of beneficial interest in the Trust of the series designated Stein Roe Advisor Growth Stock Fund (the "Shares") set forth below, on the terms and conditions set forth herein, and hereby tenders the amount of the price required to purchase these Shares at a price of $10.00 per Share.

     The undersigned understands that the Trust has filed a post-effective amendment to its registration statement with the Securities and Exchange Commission (No. 333-17255) on Form N-1A to register the Shares, which contains the Preliminary Prospectus describing the Trust and the Shares. By its execution hereof, the undersigned hereby acknowledges receipt of a copy of the Preliminary Prospectus.

     The undersigned recognizes that the Trust has not commenced the public offering of the Shares. Accordingly, a number of features of the Trust, with respect to the Shares described in the Preliminary Prospectus including, without limitation, the declaration and payment of dividends and redemption of the Shares upon request of shareholders, are not, in fact, in existence at the present time and will not be instituted until the Trust's post-effective amendment to its registration statement, as amended, under the Securities Act of 1933, is made effective.

     2. Representations and Warranties. The undersigned hereby represents and warrants as follows:

(a) It is aware that no federal or state agency has made any findings or determination as to the fairness for investment in, nor any recommendation nor endorsement of, the Shares;
(b) It has such knowledge and experience of financial and business matters as will enable it to utilize the information made available to it in connection with the offering of the Shares, to evaluate the merits and risks of the prospective investment, and to make an informed investment decision;
(c) It recognizes that the issuance of the Shares has only recently been authorized and, further, that investment in the Shares involves certain risks, and it has taken full cognizance of and understands all of the risks related to the purchase of the Shares, and it acknowledges that it has suitable financial resources and anticipated income to bear the economic risk of such an investment;
(d) It is purchasing the Shares for its own account, for investment, and not with any intention of distribution or resale of the Shares, either in whole or in part;
(e) It will not sell the Shares purchased by it without registration of the Shares under the Securities Act of 1933 or exemption therefrom;
(f) It has been furnished with, and has carefully read, this Agreement and the Preliminary Prospectus and such material documents relating to the Shares as it has requested and as have been provided to it by the Trust;
(g) It has also had the opportunity to ask questions of, and receive answers from, the Trust concerning the Shares and the terms of the offering. The undersigned certifies under penalties of perjury that the number shown on this form is its correct tax identification number and that it is not subject to backup withholding as a result of a failure to report all interest and dividend income to the Internal Revenue Service.

     3. Shareholder Liability. The undersigned recognizes that, under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, it is aware that the Agreement and Declaration of Trust of the Trust disclaims liability of the shareholders, trustees, and officers of the Trust for acts or obligations of the Trust, which acts and obligations are binding only on the assets and property of the Trust (or the applicable series thereof), and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. It is also aware that the Agreement and Declaration of Trust provides for indemnification out of the property of the Trust (or the applicable series thereof), for all losses and expenses of any shareholder held personally liable for the obligations of the Trust (or the applicable series thereof).

     4. Rejection of Subscription. The undersigned recognizes that the Trust reserves the unrestricted right to reject or limit any subscription and to close the offer at any time.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on February 3, 1997.

Number of Shares:    10,000 Shares.
Subscription price:  $10.00 per Share.

                         LIBERTY FINANCIAL COMPANIES, INC.

                         By:       LINDSAY COOK
                            Lindsay Cook, Senior Vice President

04-3260640
(Tax Identification Number)

                    STEIN ROE ADVISOR TRUST
                Stein Roe Advisor Special Fund
          Subscription Agreement and Investment Letter

     1. Share Subscription. The undersigned agrees to purchase from Stein Roe Advisor Trust (the "Trust"), a Massachusetts business trust, the number of shares of beneficial interest in the Trust of the series designated Stein Roe Advisor Special Fund (the "Shares") set forth below, on the terms and conditions set forth herein, and hereby tenders the amount of the price required to purchase these Shares at a price of $10.00 per Share.

     The undersigned understands that the Trust has filed a post-effective amendment to its registration statement with the Securities and Exchange Commission (No. 333-17255) on Form N-1A to register the Shares, which contains the Preliminary Prospectus describing the Trust and the Shares. By its execution hereof, the undersigned hereby acknowledges receipt of a copy of the Preliminary Prospectus.

     The undersigned recognizes that the Trust has not commenced the public offering of the Shares. Accordingly, a number of features of the Trust, with respect to the Shares described in the Preliminary Prospectus including, without limitation, the declaration and payment of dividends and redemption of the Shares upon request of shareholders, are not, in fact, in existence at the present time and will not be instituted until the Trust's post-effective amendment to its registration statement, as amended, under the Securities Act of 1933, is made effective.

     2. Representations and Warranties. The undersigned hereby represents and warrants as follows:

(a) It is aware that no federal or state agency has made any findings or determination as to the fairness for investment in, nor any recommendation nor endorsement of, the Shares;
(b) It has such knowledge and experience of financial and business matters as will enable it to utilize the information made available to it in connection with the offering of the Shares, to evaluate the merits and risks of the prospective investment, and to make an informed investment decision;
(c) It recognizes that the issuance of the Shares has only recently been authorized and, further, that investment in the Shares involves certain risks, and it has taken full cognizance of and understands all of the risks related to the purchase of the Shares, and it acknowledges that it has suitable financial resources and anticipated income to bear the economic risk of such an investment;
(d) It is purchasing the Shares for its own account, for investment, and not with any intention of distribution or resale of the Shares, either in whole or in part;
(e) It will not sell the Shares purchased by it without registration of the Shares under the Securities Act of 1933 or exemption therefrom;
(f) It has been furnished with, and has carefully read, this Agreement and the Preliminary Prospectus and such material documents relating to the Shares as it has requested and as have been provided to it by the Trust;
(g) It has also had the opportunity to ask questions of, and receive answers from, the Trust concerning the Shares and the terms of the offering. The undersigned certifies under penalties of perjury that the number shown on this form is its correct tax identification number and that it is not subject to backup withholding as a result of a failure to report all interest and dividend income to the Internal Revenue Service.

     3. Shareholder Liability. The undersigned recognizes that, under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, it is aware that the Agreement and Declaration of Trust of the Trust disclaims liability of the shareholders, trustees, and officers of the Trust for acts or obligations of the Trust, which acts and obligations are binding only on the assets and property of the Trust (or the applicable series thereof), and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. It is also aware that the Agreement and Declaration of Trust provides for indemnification out of the property of the Trust (or the applicable series thereof), for all losses and expenses of any shareholder held personally liable for the obligations of the Trust (or the applicable series thereof).

     4. Rejection of Subscription. The undersigned recognizes that the Trust reserves the unrestricted right to reject or limit any subscription and to close the offer at any time.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on February 3, 1997.

Number of Shares:    10,000 Shares.
Subscription price:  $10.00 per Share.

                         LIBERTY FINANCIAL COMPANIES, INC.

                         By:          LINDSAY COOK
                            Lindsay Cook, Senior Vice President

04-3260640
(Tax Identification Number)